UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
March 31, 2023
Date of report (Date of earliest event reported)
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SEI INVESTMENTS COMPANY
(Exact name of registrant as specified in its charter)
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Pennsylvania	0-10200	23-1707341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices and Zip Code)
(610) 676-1000
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On Friday, March 31, 2023, the Company appointed Mark A. Warner, 55, to serve as a Vice President, and its Controller and Chief Accounting Officer, in which capacity Mr. Warner will serve as the Company’s Principal Accounting Officer reporting directly to the Company’s Principal Financial Officer, Dennis J. McGonigle. Mr. Warner takes over the position of Principal Accounting Officer from Kathy C. Heilig. Ms. Heilig served as the Company’s Principal Accounting Officer, reporting to Mr. McGonigle, until March 31,2023, and has announced her retirement effective July 3, 2023. Ms. Heilig will support Mr. Warner in his new role and continue to work on various strategic initiatives until her retirement date.
Mr. Warner has been an employee of the Company since May 1990, holding a variety of roles and responsibilities within the Company's Finance and Accounting Department during his tenure. Most recently, Mr. Warner served as the Company's Director of Financial Accounting and Reporting since October 1998. In his prior role, Mr. Warner had primary responsibility for the implementation and execution of the Company's accounting policies and procedures and compliance requirements related to the internal controls over financial reporting of the Company and its subsidiaries, reporting directly to Ms. Heilig. Mr. Warner is a member of the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI INVESTMENTS COMPANY

Date:	April 6, 2023	By:	/s/ Dennis J. McGonigle
Dennis J. McGonigle Chief Financial Officer